UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)             September 23, 2005
________________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                                  Unisys Way,
                         Blue Bell, Pennsylvania  19424
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 23, 2005, the Compensation Committee of the Board of Directors of Unisys Corporation (the "Company") approved the acceleration of vesting of all unvested stock options outstanding as of the close of business on September 23, 2005. These options were granted to the Company's employees, including its executive officers, and outside directors under the Company's various equity compensation plans. Options to purchase approximately 13 million shares (of which, options to purchase approximately three million shares are held by the Company's executive officers and directors) are subject to acceleration. The weighted average exercise price of the options subject to acceleration is $10.80. The closing price for the Company's common stock on September 23, 2005 was $6.56 per share.

The acceleration eliminates future compensation expense the Company would otherwise recognize in its income statement with respect to these options upon adoption of FASB Statement No. 123R (Share-Based Payment). The future expense that will be eliminated is approximately $33 million over the next three years. This expense will be reflected in pro forma footnote disclosure to the third quarter 2005 financial statements.

Because these options are not fully achieving their original objective of incentive compensation and employee retention, the Company believes that acceleration may have a positive effect on employee morale, retention and perception of option value.



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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UNISYS CORPORATION


Date: September 29, 2005                          By: /s/ Janet B. Haugen
                                                      -------------------------
                                                      Janet B. Haugen
                                                      Senior Vice President and
                                                      Chief Financial Officer